Exhibit 99.2

Certification Pursuant to
18 U.S.C. Section 1350
(as Adopted Pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002)

                I, Anthony Cavalieri, the Vice President and Chief Financial Officer of Roller Bearing Company of America, Inc. (the “Company”), do hereby certify to the best of my knowledge and belief that:

                1.             The Company’s Quarterly Report on Form 10-Q for the quarter ended December 28, 2002 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and

                2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 11, 2003

/s/ Anthony Cavalieri
Anthony Cavalieri
Vice President and Chief Financial Officer